UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2007

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 10, 2007, Curtis E. DeWalt, Vice President, Finance of the Company, was appointed as the Company’s Vice President and Controller.

Mr. DeWalt, 53, joined Autobytel as Vice President, Finance in October 2007 and was appointed Vice President and Controller on November 10, 2007. Mr. DeWalt was Vice President, Finance and Accounting of Roth Staffing Companies, Inc., from August 2006 to October 2007. From July 2003 to August 2006, Mr. DeWalt was Assistant Vice President, Accounting at Remedy Staffing. From November 1990 to July 2003, Mr. DeWalt was with a business unit of Saint-Gobain Ceramics & Plastics Inc. serving in various positions, including Controller of the Performance Plastics business unit and Director, Finance and Information Systems at Industrial Ceramics-Corhart Refractories Inc. Mr. DeWalt received a Masters of Business Administration, Finance from Scared Heart University in Bridgeport, Connecticut and a Bachelors in Science in Accounting from Bryant College in Smithfield, Rhode Island.

The Company and Mr. DeWalt are parties to a letter agreement dated October 4, 2007 (the “DeWalt Letter Agreement”). The DeWalt Letter Agreement entitles Mr. DeWalt to an annual base salary of $200,000. Mr. DeWalt also received a $25,000 signing bonus. In addition, Mr. DeWalt is eligible to receive a bonus of up to 35% of his annual base salary based on the achievement of objectives. In addition, Mr. DeWalt may participate in the Company’s benefit plans. Under a separate letter agreement, if Mr. DeWalt’s employment is terminated without “cause” or if Mr. DeWalt terminates his employment with “good reason” (each as defined in such letter agreement), Mr. DeWalt is entitled to a lump sum payment equal to six month’s base salary, as well as benefits for six months following such termination.

The DeWalt Letter Agreement also provides that Mr. DeWalt be granted stock options to purchase 140,000 shares of the Company’s common stock, which shall vest, as to one-third of the options, on the one year anniversary of the date of grant, and thereafter in equal amount on each monthly anniversary of the date of grant.

Item 9.01	Financial Statements and Exhibits.

(d)

EXHIBIT NO.	DESCRIPTION OF DOCUMENT

10.1	Letter Agreement dated October 4, 2007

10.2	Letter Agreement dated October 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Autobytel Inc.

By:	/s/ Ariel Amir
Ariel Amir, Executive Vice President
and Chief Legal and Administrative Officer

Date: November 15, 2007

INDEX OF EXHIBITS

EXHIBIT NO.	DESCRIPTION OF DOCUMENT

10.1	Letter Agreement dated October 4, 2007

10.2	Letter Agreement dated October 30, 2007